NUMBER                                                         SHARES
     ------                                                         ------
                                                               SEE REVERSE FOR
                                                                   LEGENDS

                             GOLDCREST CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK - $.001 PAR VALUE

This certifies that

is the owner of

fully paid and non-assessable shares of Common Stock of GOLDCREST CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and the facsimile Cororation seal to be duly affixed hereto.

Dated:

                                (Corporate Seal)



--------------------------------                --------------------------------
          PRESIDENT                                        SECRETARY

                              GOLDCREST CORPORATION



For value received, ________
hereby sell, assign and transfer unto

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shares of Common  Stock  represented  by the within  Certificate,  and do hereby irrevocably constitute and appoint
____________________________________________________  Attorney to  transfer  the said Shares of Common Stock on the books of the within named Corporation with full power of substitution in the premises.


Signature:
            ---------------------------------------------------


In the presence of
                   --------------------------------------------


Note: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular without alteration or enlargement or any change whatever